                                   Appendix IV

                            ACKNOWLEDGMENT OF RECEIPT

                                     of the
                                Code of Ethics of
                                     and the
               Insider Trading Policy and Procedures Applicable to

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     I hereby certify that I have received the attached Code of Ethics and Insider Trading Policy and Procedures. I hereby agree to read the Code, to make a reasonable effort to understand its provisions and to ask questions about those provisions I find confusing or difficult to understand. I also agree to comply with the Code, including its general principles, its reporting requirements, its preclearance requirements, and its provisions regarding gifts and service as a director. I also agree to advise members of my Immediate Family about the existence of the Code of Ethics, its applicability to their personal trading activity, and my responsibility to assure that their personal trading activity complies with the Code of Ethics. Finally, I agree to cooperate fully with any investigation or inquiry by or on behalf of a Compliance Officer to determine my compliance with the provisions of the Code. I recognize that any failure to comply in all aspects with the Code and to honor the commitments made by this acknowledgment may result in disciplinary action, including dismissal.


Date:
      ----------------------------------   -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Print Name

                                   Appendix V

                       ANNUAL CERTIFICATION OF COMPLIANCE

                                    with the
                                Code of Ethics of

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     I hereby certify that I have complied with the requirements of the Code of Ethics and Insider Trading Policy and Procedures that have applied to me during the year ended December 31, 200_. In addition, I hereby certify that I have read the Code and understand its provisions. I also certify that I recognize that I am subject to the provisions of the Code and that I have disclosed, reported, or caused to be reported all transactions required to be disclosed or reported pursuant to the requirements of the Code. I recognize that any failure to comply in all aspects with the Code and that any false statement in this certification may result in disciplinary action, including dismissal.


Date:
      ----------------------------------   -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Print Name

                                   Appendix VI

                           INITIAL REPORT OF ACCOUNTS

                                 Pursuant to the
                                Code of Ethics of

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     In accordance with the Code of Ethics, I have attached to this form copies of the most recent statements for each and every Personal Account and Related Account that holds or is likely to hold a Security or Futures Contract in which I have a Beneficial Ownership interest, as well as copies of confirmations for any and all Investment Transactions subsequent to the effective dates of those statements./1/

     In addition, I hereby supply the following information for each and every Personal Account and Related Account in which I have a Beneficial Ownership interest for which I cannot supply the most recent account statement:

(1)  Name of employee:
                                                             -------------------

(2)  If different than (1), name of the person
     in whose name the account is held:
                                                             -------------------

(3)  Relationship of (2) to (1):
                                                             -------------------

(4)  Firm(s) at which Account is maintained:
                                                             -------------------

                                                             -------------------

                                                             -------------------

                                                             -------------------

(5)  Account Number(s):
                                                             -------------------

                                                             -------------------

                                                             -------------------

                                                             -------------------

                                                             -------------------

(6)  Name and phone number(s) of Broker or Representative:
                                                             -------------------

                                                             -------------------

                                                             -------------------

                                                             -------------------

(7)  Account holdings:

     Description of the Security or
      Futures Contract (including,
        as applicable, its name,
     title, interest rate, maturity        Quantity
      date, exchange ticker symbol    (numbers of shares,                          Broker, Dealer, Transfer
              or CUSIP no.)           units or contracts)   Principal Amount ($)      Agent, Bank or FCM
     ------------------------------   -------------------   --------------------   ------------------------
1.
     ------------------------------   -------------------   --------------------   ------------------------
2.
     ------------------------------   -------------------   --------------------   ------------------------
3.
     ------------------------------   -------------------   --------------------   ------------------------
4.
     ------------------------------   -------------------   --------------------   ------------------------
5.
     ------------------------------   -------------------   --------------------   ------------------------

(Attach additional sheets if necessary)

     I also supply the following information for each and every Security or Futures Contract in which I have a Beneficial Ownership interest, to the extent this information is not available elsewhere on this form or from the statements and confirmations attached to this form. This includes Securities or Futures Contracts held at home, in safe deposit boxes, or by an issuer.

                             Description of the
                             Security or Futures
                            Contract (including,
                             as applicable, its
                            name, title, interest
          Person Who        rate, maturity date,          Quantity                                  Broker, Dealer,
      Owns the Security    exchange ticker symbol   (numbers of shares,                          Transfer Agent, Bank
     Or Futures Contract        or CUSIP no.)       units or contracts)   Principal Amount ($)          or FCM
     -------------------   ----------------------   -------------------   --------------------   --------------------
1.
     -------------------   ----------------------   -------------------   --------------------   --------------------
2.
     -------------------   ----------------------   -------------------   --------------------   --------------------
3.
     -------------------   ----------------------   -------------------   --------------------   --------------------
4.
     -------------------   ----------------------   -------------------   --------------------   --------------------
5
     -------------------   ----------------------   -------------------   --------------------   --------------------

(Attach additional sheets if necessary.)

     I hereby certify that this form and the attachments (if any) identify all of the Personal Accounts, Related Accounts, Securities and Futures Contracts in which I have a Beneficial Ownership interest as of this date.


                                           -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Print Name
----------
/1/ The Code of Ethics uses various capitalized terms that are defined in Appendix I to the Code. The capitalized terms used in this Report have the same definitions.

Date:
      ----------------------------------

Attachments

                                  Appendix VII

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                               PA DISTRIBUTORS LLC

                   QUARTERLY REPORT OF INVESTMENT TRANSACTIONS

                   FOR THE QUARTER ENDED               , 200
                                         --------------     --

================================================================================

Please mark one of the following:

     [ ] No reportable Investment Transactions have occurred during the quarter just ended.

     [ ] Except as indicated below, all reportable Investment Transactions were made through Personal Accounts and Related Accounts identified on the attached list, which, as modified (if necessary), represents a complete list of the Personal Accounts and Related Accounts that hold Securities or Futures Contracts in which I have or had a Beneficial Ownership interest and for which PIMCO should have received or will receive timely Duplicate Broker Reports for the calendar quarter just ended./1/ I hereby certify that the broker, dealer, transfer agent, bank or futures commission merchant for each such account has been instructed to send a Compliance Officer Duplicate Broker Reports for that account no later than 30 days after the close of the quarter just ended.

The following information for Investment Transactions during the calendar quarter just ended does not appear on the Duplicate Broker Reports referenced above.

                 Description of the Security or
                Futures Contract (including, as                Quantity
             applicable, its name, title, interest  (numbers of shares, units                                       Broker, Dealer,
Transaction           rate, maturity date,                  or contracts)       Nature of Transaction  Transaction  Transfer Agent
   Date       exchange ticker symbol or CUSIP no.)    and Principal Amount ($)   (i.e., buy or sell)      Price       Bank or FCM
-----------  -------------------------------------  --------------------------  ---------------------  -----------  ---------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify that this form and the attached list (if any) of Personal Accounts and Related Accounts are accurate and complete as of the date indicated below.

SPECIAL NOTE TO PA DISTRIBUTORS LLC REGISTERED REPS AND ACCESS PERSONS: You will not have to fill out an extra form for each quarter for PA Distributors LLC.


                                        SIGNED:
                                                --------------------------------

                                        PRINT NAME:
                                                    ----------------------------

----------
/1/ The Code of Ethics uses various capitalized terms that are defined in Appendix I to the Code. The capitalized terms used in this Report have the same definitions.

                                        DATE:
                                              ----------------------------------

1. Please see the Code of Ethics for a full description of the Investment Transactions that must be reported.

2. Transaction Date. In the case of a market transaction, state the trade date (not the settlement date).

3. Title of Security or Futures Contract. State the name of the issuer and the class of the Security (e.g., common stock, preferred stock or designated issue of debt securities). For Fixed Income Securities, please provide the Security's interest rate and maturity date. For all Securities, provide, as applicable, the exchange ticker symbol or CUSIP number for that Security. For a Futures Contract, state the title of any Security subject to the Futures Contract and the expiration date of the Futures Contract.

4. Numbers of Shares or Contracts and Principal Amount. State the numbers of shares of Securities, the face amount of Fixed Income Securities or the units of other securities. For options, state the amount of securities subject to the option. Provide the principal amount of each Security or Futures Contract. If your ownership interest was through a spouse, relative or other natural person or through a partnership, trust, other entity, state the entire quantity of Securities or Futures Contracts involved in the transaction. You may indicate, if you wish, the extent of your interest in the transaction.

5. Nature of Transaction. Identify the nature of the transaction (e.g., purchase, sale or other type of acquisition or disposition).

6. Transaction Price. State the purchase or sale price per share or other unit, exclusive of brokerage commissions or other costs of execution. In the case of an option, state the price at which the option is currently exercisable. No price need be reported for transactions not involving cash.

7. Broker, Dealer, Transfer Agent, Bank or FCM Effecting Transaction. State the name of the broker, dealer, transfer agent, bank or FCM with or through which the transaction was effected.

8.   Signature. Sign and date the report in the spaces provided.

9. Filing of Report. A report should be filed NOT LATER THAN 30 CALENDAR DAYS after the end of each calendar quarter with:

          PIMCO
          ATTN: Compliance Officer
          840 Newport Center Drive
          Suite 100
          Newport Beach, CA 92660

10. Duplicate Broker Reports. Please remember that duplicates of all trade confirmations, purchase and sale reports, and periodic statements must be sent to the firm by your broker. You should use the address above.

                                  Appendix VIII

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                               PA DISTRIBUTORS LLC

                           ANNUAL HOLDINGS REPORT AND
                FOURTH QUARTER REPORT OF INVESTMENT TRANSACTIONS

================================================================================

                FOR THE YEAR AND QUARTER ENDED DECEMBER 31, 200
                                                               --

================================================================================

     I hereby certify that, except as indicated below, all Securities or Futures Contracts in which I had a Beneficial Ownership interest at the end of the 200
                                                                              --
calendar year were held in Personal Accounts or Related Accounts identified on the attached list, as modified (if necessary), for which PIMCO should have received or will receive an account statement of holdings as of the end of that calendar year./1/ I hereby certify that the broker, dealer, bank or futures commission merchant for each such account has been instructed to send a Compliance Officer timely Duplicate Broker Reports, including a statement of holdings in that account as of the end of the calendar year.

The following information describes other Securities or Futures Contracts in
which I had a Beneficial Ownership interest as of the end of the 200   calendar
                                                                    --
year:

Description of the Security or Futures
Contract (including, as applicable, its
  name, title, interest rate, maturity                   Quantity
 date, exchange ticker symbol or CUSIP    (numbers of shares, units or contracts)   Broker, Dealer, Transfer Agent
                  no.)                            and Principal Amount ($)                    Bank or FCM
---------------------------------------   ---------------------------------------   ------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

----------
     /1/ The Code of Ethics uses various capitalized terms that are defined in Appendix I to the Code. The capitalized terms used in this Report have the same definitions.

     Except as indicated below, all reportable Investment Transactions during the quarter ended December 31, 200 , were made through Personal Accounts and
                                  --
Related Accounts identified on the attached list, which, as modified (if necessary), represents a complete list of the Personal Accounts and Related Accounts that hold Securities or Futures Contracts in which I have or had a Beneficial Ownership interest and for which PIMCO should have received or will receive timely Duplicate Broker Reports for the calendar quarter just ended. I hereby certify that the broker, dealer, transfer agent, bank or futures commission merchant for each such account has been instructed to send a Compliance Officer Duplicate Broker Reports for each such account no later than 30 days after the close of the quarter just ended.

The following information for Investment Transactions during the calendar quarter just ended does not appear on the Duplicate Broker Reports referenced above.

                 Description of the Security or
                Futures Contract (including, as             Quantity
             applicable, its name, title, interest  (numbers of shares, units                                       Broker, Dealer,
Transaction      rate, maturity date, exchange             or contracts)        Nature of Transaction  Transaction  Transfer Agent
   Date           ticker symbol or CUSIP no.)         and Principal Amount ($)   (i.e., buy or sell)      Price       Bank or FCM
-----------  -------------------------------------  --------------------------  ---------------------  -----------  ---------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify that this form and the attached list (if any) of Personal Accounts and Related Accounts are accurate and complete as of the date indicated below.

SPECIAL NOTE TO PA DISTRIBUTORS LLC REGISTERED REPS AND ACCESS PERSONS: You will not have to fill out an extra form for each year for PA Distributors LLC.


                                           SIGNED:
                                                   -----------------------------

                                           PRINT NAME:
                                                       -------------------------

                                           DATE:
                                                 -------------------------------

1. Please see the Code of Ethics for a full description of the Investment Transactions that must be reported.

2. Transaction Date. In the case of a market transaction, state the trade date (not the settlement date).

3. Title of Security or Futures Contract. State the name of the issuer and the class of the Security (e.g., common stock, preferred stock or designated issue of debt securities). For Fixed Income Securities, please provide the Security's interest rate and maturity date. For all Securities, provide, as applicable, the exchange ticker symbol or CUSIP number for that Security. For a Futures Contract, state the title of any Security subject to the Futures Contract and the expiration date of the Futures Contract.

4. Numbers of Shares or Contracts and Principal Amount. State the numbers of shares of Securities, the face amount of Fixed Income Securities or the units of other securities. For options, state the amount of securities subject to the option. Provide the principal amount of each Security or Futures Contract. If your ownership interest was through a spouse, relative or other natural person or through a partnership, trust, other entity, state the entire quantity of Securities or Futures Contracts involved in the transaction. You may indicate, if you wish, the extent of your interest in the transaction.

5. Nature of Transaction. Identify the nature of the transaction (e.g., purchase, sale or other type of acquisition or disposition).

6. Transaction Price. State the purchase or sale price per share or other unit, exclusive of brokerage commissions or other costs of execution. In the case of an option, state the price at which the option is currently exercisable. No price need be reported for transactions not involving cash.

7. Broker, Dealer, Transfer Agent, Bank or FCM Effecting Transaction. State the name of the broker, dealer, transfer agent, bank or FCM with or through which the transaction was effected.

8.   Signature. Sign and date the report in the spaces provided.

9. Filing of Report. A report should be filed NOT LATER THAN 30 CALENDAR DAYS after the end of each calendar year with:

          PIMCO
          ATTN: Compliance Officer
          840 Newport Center Drive
          Suite 100
          Newport Beach, CA 92660

10. Duplicate Broker Reports. Please remember that duplicates of all trade confirmations, purchase and sale reports, and periodic statements must be sent to the firm by your broker. You should use the address above.

                                   Appendix IX

                            PRECLEARANCE REQUEST FORM

     This form must be submitted to a Compliance Officer before executing any Investment Transaction for which preclearance is required under the PIMCO Code of Ethics. Before completing this form, you should review the PIMCO Code, including the terms defined in that Code. The capitalized terms used in this form are governed by those definitions. In addition, the Code provides information regarding your preclearance obligations under the Code, and information regarding the Transactions, Securities and Futures Contracts that are exempt from the Code's preclearance requirement./1/

     No Investment Transaction subject to preclearance may be effected prior to receipt of written authorization of that Investment Transaction by a Compliance Officer. Unless otherwise specified, that authorization shall be effective, unless revoked, until the earlier of (a) the close of business on the date authorization is given, or (b) until you discover that information on this preclearance request form is no longer accurate.

(1) Your Name:
                                                                         -------------------------------------

(2) If the Investment Transaction will be in someone else's name or in the name of a trust, the name of that person or trust:
                                                                         -------------------------------------

    The relationship of that person or trust to you:
                                                                         -------------------------------------

(3) Name of the firm (e.g., broker, dealer, bank, futures
    commission merchant) through which the Investment Transaction will be executed:
                                                                         -------------------------------------

    The relevant account number at that firm:
                                                                         -------------------------------------

(4) Issuer of the Security or identity of the Futures Contract for which preclearance is requested:
                                                                         -------------------------------------

    The relevant exchange ticker symbol or CUSIP number:
                                                                         -------------------------------------

(5) The maximum numbers of shares, units or contracts for which preclearance is requested, or the market value or face amount of the Fixed Income Securities for which preclearance is requested:
                                                                         -------------------------------------

(6) The type of Investment Transaction for which preclearance is
    requested (check all that apply):                                         Purchase     Sale      Market Order
                                                                         ----           ---      ----
                                                                              Limit Order (Price Of Limit Order:       )
                                                                         ----                                    ------

     Please answer the following questions TO THE BEST OF YOUR KNOWLEDGE AND
BELIEF:

(a) Do you possess material non-public information regarding the Security or Futures Contract identified above or regarding the issuer of that
    Security?                                                                      [ ] Yes  [ ] No

(b) Is the Security or Futures Contract identified above held by any PIMCO
    Advisory Client or is it a Related Security (as defined in the PIMCO Code)?    [ ] Yes  [ ] No

----------
/1/ Unless exempted, preclearance is required for any Investment Transaction in Securities, Related Securities or Futures Contracts in a Personal Account or a Related Account in which you have or will acquire a Beneficial Ownership interest.

(c) Is there a pending buy or sell order on behalf of a PIMCO Advisory Client for the Security or Futures Contract identified above or for a
    Security for which the Security identified above is a Related Security?        [ ] Yes  [ ] No

(d) Do you intend or do you know of another's intention to purchase or sell the
    Security or Futures Contract identified above, or a Security for which the
    Security identified above is a Related Security, on behalf of a PIMCO
    Advisory Client?                                                               [ ] Yes  [ ] No

(e) Has the Security or Futures Contract identified above or a Related Security been considered for purchase by a PIMCO Advisory Client within the most recent 15 days? (Note: rejection of any opportunity to purchase the
    Security or Futures Contract for an Advisory Client would require an
    affirmative response to this question.)                                        [ ] Yes  [ ] No

(f) Is the Security being acquired in an Initial Public Offering?/2/               [ ] Yes  [ ] No

(g) Are you acquiring or did you acquire Beneficial Ownership of the
     Security in a Private Placement?/3/                                           [ ] Yes  [ ] No

(h)  If you are seeking preclearance of a purchase or sale of Securities, have you purchased or sold the same or similar Securities, or have you acquired or disposed of a Beneficial Ownership interest in the same or
     similar  Securities, within the past 60 calendar days?/4/                     [ ] Yes  [ ] No

By executing this form, you hereby certify that you have reviewed the PIMCO Code of Ethics and believe that the Investment Transaction for which you are requesting preclearance complies with the General Principles and the specific requirements of the PIMCO Code.


                                           -------------------------------------
                                                     Employee Signature

                                           -------------------------------------
                                                     Print or Type Name

                                           -------------------------------------
                                                       Date Submitted

----------
/2/ Under the PIMCO Code, Advisory Employees are not permitted to acquire equity Securities in an Initial Public Offering. The PIMCO Code requires special preclearance of acquisitions of debt Securities in an Initial Public Offering.

/3/ The PIMCO Code applies special rules to the acquisition of Securities through a Private Placement and to the disposition of Securities acquired through a Private Placement.

/4/ Under the PIMCO Code, there are certain minimum holding periods for Fixed Income Securities, Tax-Exempt Municipal Bonds or Related Securities, Designated Equity Securities, closed end Funds for which PIMCO serves as an investment advisor or sub-advisor, and Mutual Fund Securities. Minimum holding periods generally do not apply to transactions in U.S. Government Securities, most equity Securities, shares of Money Market Funds, index options or Futures Contracts. Please consult the Code for more details.

You are authorized to execute the Investment Transaction described above. Unless indicated otherwise below, this authorization remains effective, unless revoked, until: (a) the close of business today, or (b) until you discover that the information on this request form is no longer accurate./5/

-------------------------------
       Compliance Officer

-------------------------------
     Date of Authorization

----------
/5/ In the case of a request for preclearance of a Limit Order, a new request for preclearance must be submitted if your order is not filled by the close of business today.

                         IPO/PRIVATE PLACEMENT ADDENDUM
                                 TO APPENDIX IX

The following addendum to the Preclearance Request Form (Appendix IX) shall be completed by the Compliance Officer, and attached to the Preclearance Request Form, whenever he/she approves the acquisition of a Beneficial Ownership interest in a Security in an Initial Public Offering or in a Private Placement:

(1)  The Advisory Employee is a Portfolio Employee:         [ ] Yes     [ ] No

(2)  The Investment Transaction involves

     (a) An Initial Public Offering

         (i) Of an equity Security:/6/                      [ ] Yes     [ ] No

         (ii) Of a debt Security:                           [ ] Yes     [ ] No

     (b) A Private Placement

         (i) Of an equity Security:                         [ ] Yes     [ ] No

         (ii) Of a debt Security:                           [ ] Yes     [ ] No

(3)  This investment opportunity should be reserved
     for one or more Advisory Clients:                      [ ] Yes/7/  [ ] No

(4)  This investment opportunity has been offered to the
     Advisory Employee by virtue of his/her position with
     PIMCO:                                                 [ ] Yes/8/  [ ] No

Other reasons supporting the decision to approve this acquisition:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------
/6/ An Advisory Employee may not acquire Beneficial Ownership of an equity Security in an Initial Public Offering

/7/ This Investment Transaction may not be approved.

/8/ This Investment Transaction may not be approved.

                                   Appendix X

                            PRECLEARANCE REQUEST FORM
                       FOR AN INVESTMENT TRANSACTION IN A
                              PIMCO CLOSED END FUND

     This form must be submitted to a Compliance Officer before executing any Investment Transaction in a PIMCO Closed End Fund. Before completing this form, you should review the PIMCO Code, including the terms defined in that Code. The capitalized terms used in this form are governed by those definitions. In addition, the Code provides information regarding your preclearance obligations under the Code, and information regarding the Transactions, Securities and Futures Contracts that are exempt from the Code's preclearance requirement./9/

     No Investment Transaction subject to preclearance may be effected prior to receipt of written authorization of that Investment Transaction by a Compliance Officer. Unless otherwise specified, that authorization shall be effective, unless revoked, until the earlier of (a) the close of business on the date authorization is given, or (b) until you discover that information on this preclearance request form is no longer accurate.

(1)  Your name:
                                                              ------------------

(2)  If different from (1), name of the person or trust
     in which the Investment Transaction will occur:
                                                              ------------------

(3)  Relationship of (2) to (1):
                                                              ------------------

(4)  Name of the firm through which the Investment
     Transaction will be executed:
                                                              ------------------

(5)  Name of the PIMCO Closed End Fund:
                                                              ------------------

(6)  Maximum number of shares for which preclearance
     is requested:
                                                              ------------------

(7)  Type of Investment Transaction (check all that apply):

          Purchase      Sale      Market Order      Limit Order
     ----          ----      ----              ----
     (Price of Limit Order:        )
                            -------

(8)  Do you possess material non-public information
     regarding the PIMCO Closed End Fund/10/                  [ ] Yes [ ] No

(9)  Have you or any Related Account covered by the
     authorization provisions of the Code purchased or sold
     shares of the PIMCO Closed End Fund within the past
     6 months?                                                [ ] Yes [ ] No

----------
/9/ Unless exempted, preclearance is required for any Investment Transaction in Securities or Related Securities in a Personal Account or a Related Account in which you have or will acquire a Beneficial Ownership interest.

/10/ Employees are not permitted to acquire or sell a Security when they possess material non-public information regarding the Security or the issuer of the Security.

By executing this form, you hereby certify that you have reviewed the PIMCO Code of Ethics and believe that the Investment Transaction for which you are requesting preclearance complies with the General Principles and the specific requirements of the PIMCO Code.


                                        ----------------------------------------
                                                   Employee Signature

                                        ----------------------------------------
                                                   Print or Type Name

                                        ----------------------------------------
                                                     Date Submitted

You are authorized to execute the Investment Transaction described above. Unless indicated otherwise below, this authorization remains effective, unless revoked, until: (a) the close of business today, or (b) until you discover that the information on this request form is no longer accurate./11/

     -----------------------------------
              Compliance Officer

     -----------------------------------
            Date of Authorization

----------
/11/ In the case of a request for preclearance of a Limit Order, a new request for preclearance must be submitted if your order is not filled by the close of business today.

                                   Appendix XI

                            PIMCO COMPLIANCE OFFICERS

                               Mohan V. Phansalkar
                              (Chief Legal Officer)

                                Denise C. Seliga
                           (Chief Compliance Officer)

                              J. Stephen King, Jr.

                                Arthur Y. D. Ong

                               Bradley W. Paulson